Exhibit 99.1

CarrAmerica

America’s Workplace®

Supplemental Operating and Financial Data

For the Quarter Ended March 31, 2004

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	1
Board of Directors / Executive Officers / Research Coverage	2
Regional Offices / Investor Relations / Information Requests	3

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	4
Same Store Results and Analysis	5
Financial Ratios	6
Share and Operating Partnership Unit Data	7
Debt Capitalization Summary	8-9
Corporate Investment Information	10
Unconsolidated Equity Investments	11

SEGMENT ANALYSIS

Core Operating Properties
Current Summary of Operating Properties	12-15
Occupancy Summary and Lease Roll-over Schedule	16-17
Operating Portfolio Lease Economics	18
Top 25 Tenants by Rent	19
Development
Development Activity by Market	20
Land Held for Future Development Schedule	21

Reconciliation of Financial Measures	22-23
Computation of Supplemental Measures	24

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located in 13 markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 3/31/04)

257 Properties

20.2 Million Square Feet

(consolidated/unconsolidated; as of 3/31/04)

295 Properties

26.4 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At March 31, 2004)

87.4% Consolidated Properties

86.7% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(stabilized; as of 3/31/04)

	Based on POI	Based on Square Footage
Pacific region	54.89%	50.73%
Eastern region	30.45%	26.72%
Central region	6.30%	12.34%
Mountain region	8.36%	10.21%

MARKETS

(stabilized; as of 3/31/04)

	% of POI	% of Sq. Ft.
San Francisco Bay Area	34.20%	28.01%
Washington DC Metro	25.79%	18.34%
Southern California	14.65%	13.95%
Seattle/Portland	6.04%	8.77%
Salt Lake City/Phoenix	5.29%	5.74%
Atlanta	4.66%	8.38%
Denver	3.07%	4.47%
Dallas	2.99%	4.97%
Chicago	2.71%	6.06%
Austin	0.60%	1.31%

	100.00%	100.00%

*	POI is Property Operating Income – Property operating revenue less property operating expenses and real estate taxes.

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Andrew F. Brimmer

President

Brimmer & Company Inc.

Joan Carter

President & COO

UM Holdings LTD

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Timothy Howard

Executive Vice President and

Chief Financial Officer

Fannie Mae

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

Partner

Covington & Burling

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Lee Schalop/Daniel Oppenheim

Bank of America Securities

(212) 847-5677/(212) 847-5705

Louis Taylor/Dennis Maloney

Deutsche Banc Alex. Brown

(212) 250-4912/(212) 250-6799

Christopher Haley/Donald Fandetti

Wachovia Securities

(443)263-6773/(443) 263-6537

David Kostin/Michael Bilerman

Goldman, Sachs & Company

(212) 902-6781/(212) 902-1970

John Lutzius/Elizabeth Dhillon

Green Street Advisors

(949) 640-8780

Anthony Paolone

JP Morgan

(212) 622-6682

David Fick/Ken Weinberg

Legg Mason Wood Walker

(410) 454-5018/(410) 454-5175

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Company, Inc.

(212) 449-0335/(212) 449-1153

Greg Whyte

Morgan Stanley Dean Witter

(212) 761-6331

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/Gary Boston

Salomon Smith Barney

(212) 816-0231/(212) 816-1383

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500

Washington, D.C. 20006

(202) 729-1700

REGIONAL OFFICES

Atlanta, Georgia

J. Thad Ellis, Regional Managing Director

Austin, Texas

Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois

Gerald J. O’Malley, Regional Managing Director

Dallas, Texas

William Vanderstraaten, Regional Managing Director

Denver, Colorado; Phoenix, Arizona; Salt Lake City, Utah; and Suburban Washington, D.C.

Robert Milkovich, Regional Managing Director

Northern California

Christopher Peatross, Regional Managing Director

Seattle/Portland

Clete Casper, Regional Managing Director

Southern California

Malcolm O’Donnell, Regional Managing Director

Downtown Washington, D.C.

John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 729-1700

Fax: (202) 729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: (202) 729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at (202) 729-7518

Or 1 (800) 417-2277

swalsh@carramerica.com

CarrAmerica

PLEASE VISIT OUR CORPORATE WEB SITE

AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Shares and Units:
Common Shares	54,338	52,881	52,330	52,158	51,851
Outstanding OP Units (a)	5,474	5,606	5,615	5,525	5,570
Combined Shares and OP Units (a)	59,812	58,487	57,945	57,683	57,421
Weighted Average - Basic	53,199	52,394	51,925	51,712	51,608
Weighted Average - Diluted	53,794	53,138	52,657	52,368	51,936

Share Price:
At the End of the Period	$33.90	$29.78	$29.85	$27.81	$25.35
High During Period	34.00	31.62	30.00	28.76	25.60
Low During Period	29.17	28.31	27.40	25.23	23.25

Capitalization Summary:
Market Value of Common Equity (a,h)	$2,027,627	$1,741,743	$1,729,658	$1,604,164	$1,455,622
Preferred Equity	201,250	201,250	397,575	199,844	200,634
Total Debt (f)	1,708,755	1,733,540	1,513,277	1,672,304	1,675,310
Total Market Capitalization (g)	3,937,632	3,676,533	3,640,510	3,476,312	3,331,566
Total Debt/Total Market Capitalization (g)	43.4%	47.2%	41.6%	48.1%	50.3%

Financial Information:
Total Assets	$2,816,570	$2,836,018	$2,814,905	$2,796,570	$2,798,635
Book Value of Real Estate Assets (before accumulated depreciation)	3,101,139	3,089,814	3,103,079	3,048,870	3,060,301
Total Liabilities	1,822,767	1,857,991	1,632,298	1,802,196	1,795,263
Total Minority Interest (including OP)	65,459	70,456	73,555	74,240	76,144
Total Shareholders’ Equity	928,344	907,571	1,109,052	920,134	927,228
Total Operating Revenues	127,052	129,857	126,997	128,141	131,286
Property Operating Income (i)	78,923	81,971	77,101	78,606	82,233
Property Operating Income Percent of Revenue (i)	64.9%	65.5%	64.0%	65.1%	65.4%
EBITDA (e)	77,109	78,804	75,932	78,161	79,700
Interest Coverage Ratio (b,e,g)	2.9	3.0	2.9	3.0	3.1
Interest Coverage Ratio (c,e,g)	2.9	2.9	2.9	3.0	3.0
Fixed Charge Coverage Ratio (b,e,g)	2.3	2.2	2.2	2.3	2.3
Fixed Charge Coverage Ratio (c,e,g)	2.2	2.2	2.2	2.3	2.3
Diluted FFO available to common shareholders (d)	48,365	36,543	46,266	47,006	48,382
Dividends Declared	0.50	0.50	0.50	0.50	0.50
Net-Straight Line Revenue Adjustment	2,236	3,006	2,105	1,672	2,153

Consolidated Portfolio:
Buildings	257	259	259	261	262
Total Square Footage (in thousands)	20,232	20,393	20,302	20,412	20486
Current Occupancy	87.4%	87.8%	88.5%	88.9%	90.4%

Consolidated and Unconsolidated Portfolio:
Buildings	295	297	297	298	298
Total Square Footage (in thousands)	26,399	26,439	26,059	26,088	25,392
Current Occupancy	86.7%	87.9%	89.1%	89.8%	91.0%

(a)	Operating partnership. Partnership unites are included in market value computation.
(b)	Excluding capitalized interest. See page 24 for computation.
(c)	Including capitalized interest. See page 24 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive. See page 22 for a reconciliation of diluted FFO to net income.
(e)	Excludes $811 of HQ lease guarantees in the third quarter 2003 and $1100 for Agilquest impairment in the fourth quarter 2003. See page 23 for reconciliation of EBITDA to net income.
(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 6 for definintion.
(h)	Market value based on end of period stock price.
(i)	Property operating income - Property operating revenue less property operating expenses and real estate taxes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

(In thousands)

	Three Months Ended March 31,		% Change
	2004	2003
Real estate operating revenue	$118,132	$126,251	-6.4%
Real estate operating expenses	41,054	41,856	-1.9%

Total property operating income (a)	$77,078	$84,395	-8.7%

Straight-line rent adjustment	$1,734	$1,934	-10.3%

Average occupancy	87.2%	91.3%	-4.1%

Same store square footage	19,707,746

(a)	Property operating income is the performance measure used to assess the results of our real estate property segment.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	March 31, 2004	Dec. 31, 2003
Total Debt/Total Capitalization (Book Value)(1)	62.5%	63.1%
Total Debt/Total Capitalization (Market)(2)	43.4%	47.2%

Operating Ratios for Operations:

	Three Months Ended March 31,
	2004	2003
Secured Property Operating Income/EBITDA(3)	23.3%	24.1%

Interest Coverage (4)
Excluding capitalized interest	2.93	3.08
Including capitalized interest	2.91	3.03

Fixed Charge Coverage(5)
Excluding capitalized interest	2.25	2.28
Including capitalized interest	2.24	2.25

G&A as a % of Revenue (6)	8.1%	7.8%

NOTES:

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits. The components of the calculation are presented in the following table:

(In thousands)	3/31/04	12/31/03
Total debt	$1,708,755	$1,733,540

Stockholders’ equity	928,344	907,571
Minority interest	65,459	70,456
Rents received in advance and security deposits	30,166	34,757

Total capitalization (book value)	2,732,724	2,746,324

(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps. See page 4 for components of calculation.
(3)	See page 23 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest). See page 24 for calculation.
(5)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest). See page 24 for calculation.
(6)	General and administrative expense divided by total revenue.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Share and Operating Partnership Unit Data

The following table sets forth the Common shares of the Company and dividend and non-dividend paying operating partnership units outstanding at March 31, 2004 and December 31, 2003, and the weighted average Common shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the quarter ended March 31, 2004 and 2003. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)	CarrAmerica Realty Corporation Common Shares Outstanding	Dividend Paying Units Outstanding (a)	Non-Dividend Paying Units Outstanding
Outstanding as of
March 31, 2004	54,338	5,474	—
December 31, 2003	52,881	5,606	—

Weighted average for the three months ended March 31,
2004	53,474	5,561	—
2003	51,811	5,575	89

Notes:

(a)	Operating partnership Units are redeemable for cash or common shares, at our option, on a one-for-one basis.
(b)	The Company has 8,050,000 shares Series E Cumulative Redeemable Preferred stock outstanding as of March 31, 2004 which are not included in the table above.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

($ in thousands)	Property	Principal Outstanding	Interest Rate	Maturity Date	Principal Maturity
Description of Notes/Lender					2004	2005	2006	2007	2008	2009 & Thereafter
Sun Life Assurance Company of Canada	Tract 17/Canyon Park Commons	4,265	9.13%	01-Dec-04	$4,265	$—	$—	$—	$—	$—
UBS Mortgage Finance Inc.	U.S. West	7,948	7.92%	01-Dec-05	3,293	4,655	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	2,425	7.92%	01-Dec-05	980	1,445	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	3,636	7.92%	01-Dec-05	1,469	2,167	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	3,636	7.92%	01-Dec-05	1,469	2,167	—	—	—	—
Salomon Brothers	Redmond East	25,009	8.38%	01-Jan-06	433	24,576	—	—	—	—
State Farm	Peterson (Note 2)	16,823	7.20%	01-Jan-06	702	16,121	—	—	—	—
EquiTrust Life Insurance Co.	Holcomb Place	3,166	8.25%	01-Nov-06	59	99	3,008	—	—	—
Teachers Ins. and Ann. Assoc. of Amer.	Wasatch Corporate Center	11,425	8.15%	02-Jan-07	222	318	10,885	—	—	—
Metropolitan Life Insurance Company	2600 West Olive	18,313	6.75%	01-Jan-09	220	313	334	358	17,088	—
NLI Properties East, Inc.	1717 Penn	23,637	6.13%	01-Feb-09	220	449	477	506	538	21,447
Midland Loan Services	Palomar Oaks	9,210	8.85%	01-Apr-09	161	233	255	278	304	7,979
Northwest Mutual	1255 23rd St (Note 1)	36,750	8.12%	01-Apr-09	459	662	717	778	842	33,292
Northwest Mutual	1730 Penn, I Square (Note 1)	176,263	8.12%	01-Apr-09	2,196	3,176	3,440	3,730	4,040	159,681
New York Life Insurance	South Coast	14,318	7.13%	10-Jun-09	204	290	312	335	359	12,818
TransAmerica Life Insurance	1775 Penn	11,431	7.63%	01-Sep-09	114	162	175	188	203	10,589

		$368,255			$16,466	$56,833	$19,603	$6,173	$23,374	$245,806

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

Note 2: Secured by Glenridge, Spalding Ridge, Midori, Waterford and Parkwood.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary – continued

($ In thousands)

Unsecured Bonds Payable

	Principal Outstanding	Interest Rate	Maturity Date	Principal Maturity
				2004	2005	2006	2007	2008	2009 & Thereafter
7.200% Notes due 2004*	$150,000	7.200%	1-Jul-04	$150,000	$—	$—	$—	$—	$—

7.375% Notes due 2007	$125,000	7.375%	1-Jul-07	$—	$—	$—	$125,000	$—	$—

6.625% Notes due 2005	$100,000	6.625%	1-Mar-05	$—	$100,000	$—	$—	$—	$—

6.875% Notes due 2008	$100,000	6.875%	1-Mar-08	$—	$—	$—	$—	$100,000	$—

3.625% Notes due 2009*	$225,000	3.625%	1-Apr-09	$—	$—	$—	$—	$—	$225,000

7.125% Notes due 2012	$400,000	7.125%	15-Jan-12	$—	$—	$—	$—	$—	$400,000

5.261% Notes due 2007	$50,000	5.261%	30-Nov-07	$—	$—	$—	$50,000	$—	$—

5.250% Notes due 2007*	$175,000	5.250%	30-Nov-07	$—	$—	$—	$175,000	$—	$—

*	See Hedging Below

Unsecured Line of Credit

Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding Beginning of Year	Advances	Repayments	Amount Outstanding End of Period
JP Morgan Chase	$500,000	L+.700%	28-Jun-04	$243,500	$85,000	$313,000	$15,500

Hedging Instruments	Notional Amount	Terms	Maturity Date	Reset
Interest rate swap	$150,000	6ML+2.72%	1-Jul-04	Arrears
Interest rate cap	$97,000	1ML capped at	1-Sep-04	Prompt
		6.75%
Interest rate swap	$175,000	6ML+1.40%	30-Nov-07	Arrears
Interest rate cap	$100,000	1ML capped at	31-Jan-05	Prompt
		8.00%
Interest rate swap	$100,000	6ML+.2675%	1-Apr-09	Arrears

Bond Covenants	Actual	Requirement
Consolidated income available for debt service	2.60	> 1.50
Total indebtedness to total assets	49.0%	<60%
Total secured debt to total assets	11.1%	<40%
Unencumbered assets to unsecured indebtedness	195.3%	>150%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Investment Balances

	Accounting Method	Percentage Ownership	Investment Balance as of March 31, 2004 ($000)
Carr Office Park LLC	Equity	35%	45,894
575 7th Street	Equity	30%	24,232
1919 Pennsylvania Assoc.	Equity	49%	16,603
10 UCP	Equity	20%	14,048
1888 Century Plaza	Equity	35%	14,022
1201 F Street	Equity	35%	8,396
300 W. Sixth Street	Equity	20%	6,058
Custer Court	Equity	49%	2,935
CC JM II	Equity	50%	1,691
AgilQuest	Cost	18%	1,659
WCM JV	Equity	16%	1,582
essention	Cost	19%	1,217

			138,337

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the three months ended March 31, 2004

($ in thousands)	CC JM	1888 Century	Custer Court	1201 F St.	300 W. Sixth St.	Carr Office Park	WCM JV	1919 Assoc.	575 Seventh	10 UCP
Equity[1]	1,862	14,109	2,586	8,887	516	68,308	1,440	17,577	17,346	14,048
Loans Payable[2]	8,886	28,350	4,030	13,523	11,000	76,553	—	39,183	23,510	26,300
Percentage Ownership	50%	35%	49%	35%	20%	35%	16%	49%	30%	20%
Total revenue	1,371	3,350	446	3,132	2,739	16,639	384	4,760	3,415	6,117

Expenses
Operating expenses	383	1,412	208	1,143	1,168	6,706	66	1,625	936	2,270
Interest expense	322	1,074	74	677	523	3,883	—	1,484	315	983
Depreciation/amortization	282	612	154	678	912	4,862	155	717	1,082	1,263

Total expenses	987	3,098	436	2,498	2,603	15,451	221	3,826	2,333	4,516

Net income	384	252	10	634	136	1,188	163	934	1,082	1,601

CarrAmerica’s share of net net income	192	88	5	222	27	416	26	458	325	320
Adjustments[3]	—	—	—	—	6	(95)	—	—	—	—

Equity in earnings	192	88	5	222	33	321	26	458	325	320

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee’s debt
[3]	Adjustments made to investee’s net income for equity in earnings

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Mar. 31, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
International Square	1,014,914	97.5%	3
900 19th Street	101,215	100.0%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,292	95.0%	1
1255 23rd Street	306,395	96.9%	1
1747 Pennsylvania Avenue	151,997	100.0%	1
1717 Pennsylvania Avenue	184,446	100.0%	1
1775 Pennsylvania Avenue	143,857	98.6%	1

	2,324,509	97.9%	10

Suburban Washington, D.C.:
One Rock Spring Plaza	205,721	85.7%	1
Sunrise Corporate Center	260,253	99.2%	3
Reston Crossing East & West	327,788	100.0%	2
TransPotomac V Plaza	97,006	94.7%	1
Canal Center	495,319	84.6%	4

	1,386,087	91.9%	11

Washington, D.C. Subtotal	3,710,596	95.7%	21

Atlanta, GA:
Glenridge	63,861	88.1%	1
Holcomb Place	72,911	100.0%	1
Midori	104,044	10.2%	1
Parkwood	150,270	92.2%	1
The Summit	179,085	79.9%	1
Spalding Ridge	127,726	91.6%	1
2400 Lake Park Drive	103,460	60.7%	1
680 Engineering Drive	62,154	61.5%	1
Embassy Row	657,347	81.1%	5
Waterford Centre	84,219	66.1%	1
The Forum	90,462	100.0%	1

Atlanta Subtotal	1,695,539	77.8%	15

East Region Subtotal:	5,406,135	90.1%	36	26.7%

PACIFIC REGION
Southern California,
Los Angeles:
Warner Center	344,706	90.0%	12
Warner Premier	61,210	99.4%	1
2600 W. Olive	144,831	100.0%	1
Westlake Spectrum	108,084	99.3%	2

Los Angeles Subtotal	658,831	94.6%	16
Orange County
Scenic Business Park	138,076	100.0%	4
Harbor Corporate Park	151,415	97.8%	4
South Coast Executive Center	162,504	98.1%	2
Von Karman	104,375	100.0%	1
Bay Technology Center	107,481	100.0%	2
Pacific Corporate Plaza 1,2, & 3	124,146	100.0%	3
Alton Deere Plaza	182,461	89.8%	6

Orange County Subtotal	970,458	97.4%	22

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Mar. 31, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
San Diego:
Del Mar Corporate Plaza	123,142	58.5%	2
Towne Center Technology Park 1, 2, 3	182,120	100.0%	3
Lightspan	64,800	100.0%	1
La Jolla Spectrum 1 & 2	156,653	100.0%	2
Palomar Oaks Technology Park	170,406	87.2%	6
Town Center Technology Park IV	105,358	100.0%	1
Highlands Corporate Center	205,191	89.6%	5
Torrey Pines Research Center	76,701	100.0%	1
Carroll Vista I & II	107,579	100.0%	3

San Diego Subtotal	1,191,950	92.1%	24

Northern California,
San Francisco Bay Area:
CarrAmerica Corporate Center	1,004,679	86.5%	7
Valley Business Park I	67,784	90.9%	2
Bayshore Centre 2	94,874	0.0%	1
Rincon Centre	201,178	88.4%	3
Valley Centre II	212,082	100.0%	4
Valley Office Centre	68,873	97.6%	2
Valley Centre	102,291	39.6%	2
Valley Business Park II	166,928	80.4%	6
Rio Robles	368,178	88.7%	7
First Street Technology Center	67,582	0.0%	1
Baytech Business Park	300,000	87.2%	4
3571 North First Street	116,000	100.0%	1
San Mateo Center	214,667	61.6%	3
Oakmead West Land A-G	425,981	100.0%	7
Hacienda West	207,288	87.7%	2
Sunnyvale Technology Center	165,520	100.0%	5
Clarify Corporate Center 1, 2, 3, 4	258,048	100.0%	4
Valley Technology Center 1, 2, 3, 4, 5, 6 & 7	460,590	100.0%	7
Golden Gateway Commons	276,370	90.1%	3
Techmart Commerce Center	267,735	95.1%	1
Fremont Technology Park 1, 2, 3	139,304	67.9%	3
Mountain View Gateway Center	236,400	100.0%	2
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1

San Francisco Subtotal	5,667,632	87.7%	80

Portland, OR:
Sunset Corporate Park	132,531	60.0%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland Subtotal	275,193	80.7%	6

Seattle, WA:
Redmond East	396,497	82.2%	10
Redmond Hilltop B & C	90,880	100.0%	2
Canyon Park	316,978	99.5%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6	326,445	19.9%	6
Canyon Park Commons 1, 2, 4	176,846	100.0%	3
Canyon Park Commons	95,290	100.0%	1

Seattle Subtotal	1,499,115	77.7%	29

Pacific Region Subtotal	10,263,179	87.9%	177	50.7%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Mar. 31, 2004

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
CENTRAL REGION
Austin, TX:
City View Centre	137,185	48.1%	3
City View Centre	128,716	100.0%	1

Austin Subtotal	265,901	73.2%	4

Chicago, IL:
Parkway North I	249,076	35.3%	1
Butterfield Road	366,497	69.2%	2
The Crossings	291,695	74.0%	1
Bannockburn	318,248	87.0%	3

Chicago Subtotal	1,225,516	69.1%	7

Dallas, TX:
Cedar Maple Plaza	113,117	86.1%	3
Quorum North	115,846	61.4%	1
Quorum Place	177,892	84.3%	1
Tollway Plaza 1, 2	359,903	93.7%	2
Two Mission Park	77,363	80.6%	1
5000 Quorum	161,534	76.8%	1

Dallas Subtotal	1,005,655	80.7%	9

Central Region Subtotal	2,497,072	74.9%	20	12.3%

MOUNTAIN REGION
Denver, CO:
Harlequin Plaza	324,601	87.3%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,865	79.3%	3
Dry Creek 2 & 3	185,957	92.3%	2

Denver Subtotal	904,717	91.4%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4

Salt Lake City, UT:
Sorenson Research Park	322,534	98.1%	6
Wasatch Corporate Center	227,797	68.8%	4
Creekside I & II	78,000	100.0%	1

Salt Lake City Subtotal	628,331	87.7%	11

Mountain Region Subtotal	2,065,554	92.5%	24	10.2%

TOTAL CONSOLIDATED PROPERTIES:	20,231,940		257	100.0%
WEIGHTED AVERAGE @ Mar. 31, 2004		87.4%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Mar. 31, 2004

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	328,817	99.5%	1
2025 M Street	49.0%	245,303	99.5%	1
1201 F Street	35.0%	226,922	99.6%	1
Bond Building	15.0%	162,182	98.7%	1
Booz-Allen & Hamilton Building	50.0%	222,989	100.0%	1

Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1

Chicago Market Office:
Parkway 3, 4, 5, 6, 9, 10	35.0%	771,945	78.7%	6

Dallas Market Office:
Royal Ridge Phase II, A,B	35.0%	625,677	79.2%	4
Custer Court	49.0%	120,838	76.7%	1

Austin Market Office:
300 W. 6th Street	20.0%	446,391	69.8%	1
Riata Corporate	35.0%	673,622	87.1%	8
Riata Crossing	35.0%	324,056	74.8%	4

Denver Market Office:
Panorama I, II, III, V, VIII, X	35.0%	664,050	96.0%	6

Los Angeles Market Office:
10UCP	20.0%	771,285	82.4%	1
1888 Century Park East	35.0%	479,660	69.1%	1

TOTAL UNCONSOLIDATED PROPERTIES:		6,167,016		38
WEIGHTED AVERAGE @ Mar. 31, 2004			84.7%

ALL OPERATING PROPERTIES
TOTAL:		26,398,956		295
WEIGHTED AVERAGE @ Mar. 31, 2004			86.7%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Mar. 31, 2004.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule – Stabilized Properties

Region/Market	Sq. Feet	Current Occupancy	YTD Avg/ Occupancy	Vacant Sq. Feet	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 & Thereafter
PACIFIC REGION
San Francisco Bay Area	5,667,632	87.7%	87.9%	697,189	453,972	639,757	982,679	614,929	873,809	437,505	276,253	6,934	307,756	76,145	300,704
Los Angeles	658,831	94.6%	94.4%	35,529	161,449	17,677	186,255	32,249	113,959	19,871	7,931	18,830	30,402	11,514	23,165
Orange County	970,458	97.4%	95.0%	24,934	81,769	100,530	126,218	257,487	190,198	77,937	25,428	63,575	—	10,778	11,604
Seattle	1,499,115	77.7%	78.8%	333,641	74,380	197,254	112,461	137,659	83,081	387,573	42,422	—	54,952	—	75,692
San Diego	1,191,950	92.1%	92.4%	94,231	257,873	68,419	163,234	41,330	44,083	106,493	51,915	—	287,478	—	76,894
Portland	275,193	80.7%	80.0%	53,069	27,444	14,390	—	122,127	—	13,756	44,407	—	—	—	—

MOUNTAIN REGION
Denver	904,717	91.4%	92.8%	77,451	31,932	139,419	142,402	17,341	370,108	41,076	38,326	13,871	—	32,791	—
Phoenix	532,506	100.0%	100.0%	—	—	—	—	532,506	—	—	—	—	—	—	—
Salt Lake City	628,331	87.7%	85.1%	77,249	79,681	64,174	21,369	97,231	93,581	95,682	18,715	33,600	28,814	18,235	—

CENTRAL REGION
Chicago	1,225,516	68.1%	67.7%	391,177	154,318	90,208	61,535	72,654	149,331	49,927	54,579	75,750	21,082	104,955	—
Dallas	1,005,655	83.7%	83.1%	163,449	106,065	61,687	66,501	147,158	194,538	196,184	38,670	6,589	—	20,457	4,357
Austin	265,901	73.2%	73.2%	71,132	15,167	4,495	—	3,828	—	33,855	—	—	—	137,424	—

EAST REGION
Washington, DC
Downtown Properties	2,324,509	97.9%	98.0%	48,059	61,402	194,577	398,138	421,823	225,951	87,809	39,911	12,367	239,237	96,910	498,325
Suburban Properties	1,386,087	91.9%	91.7%	112,806	34,456	312,400	76,099	160,018	55,074	399,673	113,606	67,901	47,275	6,779	—
Atlanta	1,695,539	77.8%	79.6%	376,931	135,027	118,716	39,880	189,167	55,937	213,920	142,805	211,125	64,835	—	147,196

Total	20,231,940	87.4%	87.5%	2,556,847	1,674,935	2,023,703	2,376,771	2,847,507	2,449,650	2,161,261	894,968	510,542	1,081,831	515,988	1,137,937

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule – Stabilized Properties

Region/Market	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014 & Thereafter
PACIFIC REGION
San Francisco Bay Area	$10,707,362	$15,706,868	$24,609,523	$16,657,548	$17,821,046	$8,809,823	$7,695,984	$54,085	$8,012,604	$—	$12,489,975
Los Angeles	4,122,879	442,375	5,428,745	707,162	852,819	251,097	147,517	273,412	729,648	262,519	694,642
Orange County	1,674,758	2,591,634	2,837,392	4,659,491	5,499,670	950,446	502,193	1,640,235	—	226,338	201,910
Seattle	1,078,460	3,058,853	1,452,033	1,978,544	1,183,886	6,532,130	390,705	—	820,320	—	1,135,380
San Diego	4,992,960	2,351,810	3,757,477	735,934	1,268,852	3,111,403	1,254,744	—	5,442,986	—	3,328,335
Portland	567,948	215,807	—	2,741,751	—	98,658	608,496	—	—	—	—

MOUNTAIN REGION
Denver	608,007	2,624,327	2,532,036	273,573	6,351,747	614,923	609,767	221,242	—	476,568	—
Phoenix	—	—	—	10,646,244	—	—	—	—	—	—	—
Salt Lake City	1,139,369	1,119,649	276,395	1,428,271	1,020,693	939,918	—	346,080	473,414	271,204	—

CENTRAL REGION
Chicago	3,047,636	1,480,996	944,200	1,297,701	2,393,257	631,161	911,091	1,174,853	339,836	1,147,617	—
Dallas	2,299,424	1,209,588	1,299,899	2,831,473	4,030,234	3,341,567	863,658	158,136	—	327,312	—
Austin	202,498	38,424	—	30,624	—	612,494	—	—	—	1,609,039	—

EAST REGION
Washington, DC
Downtown Properties	2,077,011	3,499,759	13,209,287	14,571,666	8,188,881	3,007,707	1,595,504	472,792	8,335,507	4,118,576	27,128,744
Suburban Properties	907,176	8,291,266	2,377,899	4,754,323	1,643,293	8,641,160	3,341,329	1,986,751	1,413,157	206,760	—
Atlanta	2,671,224	2,001,040	712,506	3,533,783	1,091,912	3,178,921	3,162,254	3,819,296	1,433,502	—	2,322,018

Total	$36,096,712	$44,632,396	$59,437,392	$66,848,088	$51,346,290	$40,721,408	$21,083,242	$10,146,882	$27,000,974	$8,645,933	$47,301,004

Note: Represents rent rollover of minimum annualized base rent.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	1st Quarter 2004
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	34,432	17.42	20.13	-13.46%	5.80	1.17	16.21	17.38
Austin	—	—	—	—	—	—	—	—
Chicago	8,754	20.94	22.08	-5.13%	5.05	3.90	5.71	9.61
Dallas	71,351	20.64	22.85	-9.64%	5.41	4.08	7.51	11.59
Denver	7,333	15.75	20.01	-21.29%	2.48	0.53	4.87	5.40
Los Angeles	59,778	25.04	28.24	-11.34%	8.11	10.80	28.12	38.92
Orange County	57,925	18.91	20.01	-5.47%	5.67	5.33	12.63	17.96
Portland	13,756	14.53	13.84	4.97%	5.60	0.92	3.98	4.90
Salt Lake City	33,630	13.80	17.52	-21.25%	4.80	3.15	11.15	14.30
San Diego	11,059	34.30	37.18	-7.74%	1.95	4.08	9.55	13.63
San Francisco Bay	136,088	14.37	25.32	-43.26%	3.99	2.44	9.37	11.81
Seattle	138,887	16.73	18.36	-8.88%	2.98	1.40	1.49	2.89
Suburban Washington DC	54,288	30.08	26.54	13.34%	4.75	4.80	14.65	19.45
Downtown Washington DC	13,482	39.67	38.99	1.74%	9.79	—	7.02	7.02

Total	640,763	19.44	22.87	-14.98%	4.82	3.55	10.14	13.69

	1st Quarter 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	67,709	17.70	20.52	-13.76%	4.27	2.49	6.39	8.88
Austin	—	—	—	—	—	—	—	—
Chicago	182,805	22.99	25.35	-9.32%	7.47	7.37	15.64	23.01
Dallas	15,910	18.49	21.24	-12.95%	4.80	2.99	8.13	11.12
Denver	8,875	17.18	17.40	-1.25%	4.94	1.22	5.78	7.00
Los Angeles	11,514	17.64	25.55	-30.96%	10.01	4.63	22.15	26.78
Orange County	36,482	16.75	20.66	-18.93%	5.58	5.25	17.99	23.24
Portland	—	—	—	—	—	—	—	—
Salt Lake City	4,091	13.86	17.32	-19.98%	3.12	2.36	2.93	5.29
San Diego	17,059	31.41	36.47	-13.89%	3.61	4.65	12.26	16.91
San Francisco Bay	136,798	18.70	29.61	-36.83%	3.07	3.64	4.99	8.63
Seattle	42,960	21.57	23.45	-8.04%	4.97	—	7.40	7.40
Suburban Washington DC	13,432	29.83	26.30	13.43%	3.61	3.11	5.81	8.92
Downtown Washington DC	22,643	39.21	36.22	8.27%	8.05	8.76	33.79	42.55

Total	560,278	21.84	25.93	-15.77%	5.41	4.72	11.51	16.23

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants – Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
International Monetary Fund	4.58%	501,068	2.48%
Qwest Communications	2.60%	532,506	2.63%
Peoplesoft, Inc.	2.12%	215,323	1.06%
Nextel Communications, Inc.	1.88%	377,452	1.87%
Nortel Networks, Inc.	1.85%	258,048	1.28%
AT&T	1.73%	430,784	2.13%
Sun Microsystems, Inc.	1.66%	239,608	1.18%
Patton Boggs, L.L.P.	1.56%	190,975	0.94%
Cell Genesys, Inc.	1.44%	155,685	0.77%
Software AG of North America	1.34%	209,521	1.04%
Gateway, Inc.	1.33%	287,478	1.42%
Merrill Lynch	1.32%	127,736	0.63%
Applied Materials, Inc.	1.31%	223,326	1.10%
Citicorp	1.30%	200,890	0.99%
Lattice Semiconductor Corp.	1.23%	216,650	1.07%
Proxim, Inc.	1.22%	202,655	1.00%
Pacific Bell Mobile Services	1.05%	164,159	0.81%
MCI Telecommunication	1.00%	105,206	0.52%
Federal Deposit Insurance Corp.	0.99%	121,793	0.60%
Safeway, Inc.	0.96%	145,350	0.72%
King & Spaldings	0.86%	80,220	0.40%
KPMG, LLP	0.83%	135,558	0.67%
Scripps Research Institute	0.81%	76,894	0.38%
Boston Scientific	0.78%	212,082	1.05%
Chronicle of Higher Education	0.75%	90,147	0.45%

TOTAL	36.50%	5,501,114	27.19%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Partially Owned Property Under Construction @ Mar. 31, 2004	% Ownership	Square Feet	Start Date	Estimated Construction Completion Date	Estimated Stabilization Date	In Place Dev Costs ($000)	Estimated Remaining Costs to Complete ($000)	Total Projected Investment ($000)	Estimated Stabilized Return	% Currently Leased or Committed
Washington, DC
575 7th Street [2]	30%	476,352	3Q01	3Q03	3Q04	135,129	23,909	159,038	10.5%	54.1%

Dallas
Royal Ridge Building 5	35%	123,750	1Q04	4Q04	1Q05	3,024	12,908	15,932	8.9%	100.0%

Denver
Panorama IV Garage	35%	175,076	1Q04	3Q04	4Q04	1,420	3,967	5,387	9.8%	100%

Total/Weighted Average		775,178				139,573	40,784	180,357
Less: Placed in Service		(257,792)				(88,259)	(1,409)	(89,668)

		517,386				51,314	39,375	90,689	10.4%	57.8%

[2]	257,792 sq. feet placed in service

Note: Estimated construction completion date based on substantial completion of the core and shell building.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Region/Property	Market	Acres	Buildable Office Square Feet
Wholly Owned Land

Pacific Region
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800

Subtotal		24	343,560

Mountain Region
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2 owned	Salt Lake City, UT	6	78,000
Creekside 3 optioned	Salt Lake City, UT	6	78,452

Subtotal		103	1,064,928

Central Region
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Subtotal		33	551,400

Total		160	1,959,888

Partially Owned Land

Mountain Region
Panorama IV	Denver, CO	7	136,850
Panorama VI	Denver, CO	9	129,898
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490

Subtotal		28	492,238

Central Region
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4 & 6	Dallas, TX	11	197,998
Royal Ridge Bldg 8	Dallas, TX	6	132,709

		45	772,341

Total		73	1,264,579

Total All Land Held for Future Development or Sale		233	3,224,467

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Net income	$15,230	$13,150	$23,987	$16,829	$18,971
Depreciation and amortization	35,237	34,779	34,658	35,653	33,343
Minority interest	1,753	260	2,283	2,366	2,796
Loss (gain) on sale of property	10	(1,077)	(120)	(3,531)	277
Gain on sale of discontinued Operations	(66)	—	(10,035)	—	—
Preferred stock dividends and dividends on unvested restricted stock[2]	(3,799)	(10,569)	(4,507)	(4,311)	(7,005)

Diluted funds from operations[1]	$48,365	$36,543	$46,266	$47,006	$48,382

[1]	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.
[2]	Includes $6.2 million, $0.1 million and $1.7 million of issuance costs on redeemed preferred stock for the quarters ended 12/31/03, 9/30/03 and 3/31/03, respectively.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Diluted net income per share[3]	$0.21	$0.05	$0.37	$0.24	$0.23
Add: Depreciation and amortization	0.59	0.59	0.60	0.62	0.57
Less: Gain on sale of property	—	(0.02)	—	(0.06)	—
Minority interest adjustment	0.03	0.03	0.04	0.07	0.05
Gain on sale of discontinued operations		—	(0.17)	—	—
Adjustment for share difference[2]	(0.02)	(0.03)	(0.05)	(0.06)	(0.01)

Diluted funds from operations per share[1,4]	$0.81	$0.62	$0.79	$0.81	$0.84

[1]	Funds from operations is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
[2]	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.
[3]	Includes $0.12 and $0.03 per share of issuance costs on redeemed preferred stock for the quarters ended 12/31/03 and 3/31/03, respectively.
[4]	Includes $0.11 and $0.03 per share of issuance costs on redeemed preferred stock for the quarters ended 12/31/03 and 3/31/03, respectively.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Reconciliation of Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	3/31/2004	12/31/03	9/30/03	6/30/03	3/31/03
EBITDA	$77,109	$78,804	$75,932	$78,161	$79,700
Add: Gain (loss) on sale of assets	56	795	10,155	3,522	(277)
Less: Interest	(26,341)	(26,704)	(25,880)	(26,035)	(25,873)
Taxes	(122)	33	(63)	(120)	(252)
Depreciation and amortization	(33,446)	(33,585)	(32,730)	(33,305)	(31,251)
Impairment losses	—	(4,554)	—	(2,701)	—
Minority interest	(2,026)	(539)	(2,616)	(2,693)	(3,076)
Investment impairment	—	(1,100)	—	—	—
HQ lease guarantees	—	—	(811)	—	—

Net income	$15,230	$13,150	$23,987	$16,829	$18,971

EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assesssing our financial performance.

Secured Property Operating Income/EBITDA

	Quarter Ended
(In thousands except ratio)	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Secured Property Operating Income	$17,969	$21,854	$17,770	$19,355	$19,243
Total EBITDA	77,109	78,804	75,932	78,161	79,700

Secured Property NOI/Total EBITDA	23.3%	27.7%	23.4%	24.8%	24.1%

Secured property operating income is computed as rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data - Computation of Supplemental Measures

Reconciliation of Property Operating Income to Net Income

	Quarter Ended
(In thousands)	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Property operating income	$78,923	$81,971	$77,101	$78,606	$82,233
Less: Interest expense	(26,341)	(26,704)	(25,880)	(26,035)	(25,873)
General and administrative	(10,272)	(11,796)	(10,028)	(10,657)	(10,286)
Depreciation and amortization	(33,446)	(33,585)	(32,730)	(33,305)	(31,251)
Income taxes	(122)	33	(63)	(120)	(252)
Minority interest	(2,026)	(539)	(2,616)	(2,693)	(3,076)
Add: Real estate service revenue	5,466	4,786	6,518	7,478	5,555
Gain (loss) on sale of properties and impairment losses	56	(3,759)	120	821	(277)
Other income	2,692	2,010	865	1,951	1,425
Discontinued operations	300	733	10,700	783	773

Net income	$15,230	$13,150	$23,987	$16,829	$18,971

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Amortizing principal payments	$4,089	$4,037	$3,853	$3,852	$3,881
Preferred stock dividends	3,774	4,678	4,370	4,273	5,224
Interest expense	26,341	26,704	25,880	26,035	25,873

Fixed charges excluding capitalized interest	34,204	35,419	34,103	34,160	34,978
Less: Capitalized interest	176	403	460	409	424

Fixed charges including capitalized interest	$34,380	$35,822	$34,563	$34,569	$35,402

EBITDA	$77,109	$78,804	$75,932	$78,161	$79,700

Fixed charge coverage excluding capitalized interest	2.25	2.22	2.23	2.29	2.28
Fixed charge coverage including capitalized interest	2.24	2.20	2.20	2.26	2.25

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Interest expense	$26,341	$26,704	$25,880	$26,035	$25,873
Less: Capitalized interest	176	403	460	409	424

Interest expense including capitalized interest	$26,517	$27,107	$26,340	$26,444	$26,297

EBITDA	$77,109	$78,804	$75,932	$78,161	$79,700

Interest coverage excluding capitalized interest	2.93	2.95	2.93	3.00	3.08
Interest coverage including capitalized interest	2.91	2.91	2.88	2.96	3.03